SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 21, 2004

                           CVD EQUIPMENT CORPORATION
            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              New York                   1-16525             11-2621692
     ---------------------------         -------         -----------------
       (State or other Jurisdiction     (Commission        (IRS Employer
    of incorporation or organization)   File Number)     Identification No.)

     1860 Smithtown Avenue, Ronkonkoma, New York                11779
    ------------------------------------------------           -------
    (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code (631) 981-7081

  Item 4.01               Changes in Registrant's Certifying Accountants


  Albrecht, Viggiano, Zureck and Company, P.C., our independent accountants, have determined to discontinue providing audit services to all of its SEC registrants, and solely as a result of such determination, have resigned as our independent accountants by submitting a letter to the Chairman of the Audit Committee of the Board of Directors effective as of December 21, 2004.

  The registrant's financial statements for the years ended December 31, 2003 and 2002 were audited by Albrecht, Viggiano, Zureck and Company, whose report on such financial statements did not include any qualification, disclaimer, modification or explanatory paragraph. There were no disagreements with Albrecht, Viggiano, Zureck and Company during the years ended December 31, 2003 or 2002 or during the period subsequent to December 31, 2003 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Albrecht, Viggiano, Zureck and Company, would have caused them to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" as that term is defined in Item 304 (a) (1) (v) of Regulation S-K promulgated by the SEC.


  We have provided Albrecht, Viggiano and Zureck and Company with a copy of the disclosures contained in this current report and have requested that Albrecht, Viggiano and Zureck and Company furnish us a letter addressed to the SEC stating whether it agrees with the statements made in Item 4.01 of this current report. A copy of Albrecht, Viggiano and Zureck and Company's letter to the SEC, dated December 22, 2004, is attached as Exhibit 16 to this current report.

  The audit committee of our board of directors has retained Moore Stephens, P.C. as the company's new independent auditors and for tax preparation services for fiscal 2004.The engagement was formalized on December 21, 2004.

  There have been no consultations with Moore Stephens, P.C. during the two most recent fiscal years and any subsequent interim period prior to its engagement as the company's new independent auditors.

  Item 7.         Financial Statements and Exhibits.

         (c) Exhibits.

               16.1 Letter from Albrecht, Viggiano, Zureck and Company, P.C.

  SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CVD EQUIPMENT CORPORATION

                                                    /s/ Leonard A. Rosenbaum
                                                    ------------------------
                                              Leonard A. Rosenbaum, Chairman
                                             of the Board, CEO and President

  Dated December 23, 2004

                                                                Exhibit 16.1


          [Letterhead of Albrecht, Viggiano, Zureck and Company, P.C.]


  December 22, 2004


  Securities and Exchange Commission
  450 Fifth Street, N.W.
  Washington, DC 20459

  Re:  CVD Equipment Corporation
  Dear Sir or Madam:

  CVD Equipment Corporation (the company) has informed us that it has replaced us with Moore Stephens, P.C., as the Company's independent auditors for the year ending December 31, 2004.

  We have read Item 4 of the Company's Current Report on Form 8-K dated December 21, 2004 and are in agreement with the statements contained therein.


  Very truly yours,

  /s/ Albrecht, Viggiano, Zureck and Company, P.C.
  ---------------------------------------------------
  Albrecht, Viggiano, Zureck and Company, P.C.